UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2005

CPI HOLDCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-11386-04 (Commission File Number)	75-3142681 (IRS Employer Identification No.)

811 Hansen Way Palo Alto, California (Address of Principal Executive Offices)	94303-1110 (Zip Code)

Registrant’s telephone number, including area code: (650) 846-2900

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Other Events

     On February 1, 2005, David Sullivan resigned as a director of each of CPI Holdco, Inc. and Communications & Power Industries, Inc.

SIGNATURE

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI HOLDCO, INC. (Registrant)
Date: February 10, 2005	By:	/s/ Joel Littman
Joel Littman
Chief Financial Officer, Treasurer and Secretary